Exhibit 99

viacom



FQ3'19 EARNINGS PRESS RELEASE | August 8, 2019

VIACOM REPORTS THIRD QUARTER RESULTS

- Delivered Strong Results Across Key Financial Metrics, with Year-over-Year Increase in Consolidated Revenues, as well as Reported and Adjusted Diluted Earnings Per Share
- Returned Domestic Advertising Revenue to Growth, up 6% Year-over-Year, Driven by Continued Acceleration in Advanced Marketing Solutions
- Achieved Tenth Straight Quarter of Year-over-Year Improvement in Paramount Adjusted Operating Income
- Continued to Expand Pluto TV, with the Launch of 28 New Channels and Pluto TV Latino; Monthly Active Users Advanced to 18 Million in July

STATEMENT FROM BOB BAKISH, PRESIDENT & CEO

"Viacom delivered another strong quarter, as our core businesses and investments in strategic priorities fuel our growth and evolution. Importantly, we returned Domestic Advertising Revenue to growth, which is a direct result of the strategy we have been executing for the last two years and the significant progress we have made in scaling Advanced Marketing Solutions. Paramount's momentum also continues, keeping us on track to deliver full year profitability. As this quarter shows, Viacom's brands are strong, our strategy is delivering, and our investments continue to position us well for the future."

FISCAL YEAR 2019 RESULTS

$ millions, except per share amounts

	Quarter Ended June 30					Nine Months Ended June 30				
GAAP	2019	2018	B/(W) %	FX IMPACT %	CONSTANT CURRENCY BASIS †	2019	2018	B/(W) %	FX IMPACT %	CONSTANT CURRENCY BASIS †
Revenues	$ 3,357	$ 3,237	4 %	(2)%	6 %	$ 9,405	$ 9,458	(1)%	(3)%	2 %
Operating income	757	752	1			1,932	1,926	-		
Net earnings from continuing operations attributable to Viacom	538	511	5			1,219	1,302	(6)		
Diluted EPS from continuing operations	1.33	1.27	5			3.02	3.23	(7)		
Non-GAAP†										
Adjusted operating income	$ 757	$ 767	(1)%	(1)%	- %	$ 2,144	$ 2,126	1 %	(1)%	2 %
Adjusted net earnings from continuing operations attributable to Viacom	484	475	2	(1)	3	1,320	1,259	5	(2)	7
Adjusted diluted EPS from continuing operations	1.20	1.18	2	(1)	3	3.27	3.12	5	(1)	6

† Non-GAAP measures referenced in this release are detailed in the Supplemental Disclosures at the end of this release.

2

FILMED ENTERTAINMENT

Paramount delivered its tenth consecutive quarter of year-over-year adjusted operating income improvement. Revenue growth was driven by strong licensing and home entertainment results.

QUARTERLY FINANCIAL RESULTS

$ millions

FQ3'19	TOTAL	B/(W) %	DOMESTIC	B/(W) %	INTERNATIONAL	B/(W) %
Revenues	$ 877	14 %	$ 446	(4)%	$ 431	40 %
Theatrical	152	(27)	65	(51)	87	18
Home Entertainment	161	35	109	38	52	30
Licensing	521	29	240	10	281	51
Ancillary	43	5	32	(3)	11	38
Expenses	792	(9)				
Adjusted OI	$ 85	93 %				

All figures are presented on a reported segment basis as impact from foreign exchange is not material.

- Adjusted OI increased by $41 million YOY – nearly doubling from the prior year quarter.
- Licensing revenue increased 29% driven by monetization of the library and growth in TV production.
- Home entertainment revenue grew 35%, primarily benefiting from last quarter's release of *Bumblebee*.
- Theatrical revenue reflected the strong performance of *Rocketman* and *Pet Sematary*, which was more than offset by the performance of *A Quiet Place* in the prior year quarter.

TEN STRAIGHT QUARTERS OF ADJ. OI IMPROVEMENT

Adjusted OI YoY Improvement

$ in Millions



+$70
+$35
+$94
+$50
+$75
+$35
+$81
+$40
+$20
+$41
FQ2'17
FQ3'17
FQ4'17
FQ1'18
FQ2'18
FQ3'18
FQ4'18
FQ1'19
FQ2'19
FQ3'19

viacom

FILMED ENTERTAINMENT 3 OPERATIONAL HIGHLIGHTS    Paramount benefited from the successful releases of Rocketman and Pet Sematary in the fiscal third quarter. Rocketman was a global success, generating over $185 million at the global box office. Pet Sematary drove over $110 million at the global box office. Current quarter releases include: Crawl, which received great reviews and is performing well in theaters. Dora and the Lost City of Gold, a live action film based on Nickelodeon’s Dora the Explorer franchise, premieres in August, rekindling this beloved Nickelodeon franchise. Paramount’s fiscal 2020 film slate is now at 16 films, and includes Gemini Man, Terminator: Dark Fate, and the sequel to Top Gun. Paramount Television continues its momentum, with 26 shows ordered to or in production. Third season of 13 Reasons Why premiering on Netflix in the second half of 2019. New series ordered include Shantaram for Apple, Made for Love and Station Eleven for HBO Max, When the Street Lights Go On for Quibi and Sexy Beast for Paramount Network. Also producing The Angel of Darkness, the sequel series to the highly praised limited series The Alienist for TNT, as well as a second season of Boomerang for BET.    Rocketman    Pet Sematary    Dora and the Lost City of Gold    Boomerang

4

MEDIA NETWORKS

Viacom Media Networks benefited from strong advertising performance, as domestic ad sales returned to growth.

QUARTERLY FINANCIAL RESULTS

$ millions

FQ3'19	TOTAL	B(W)%	FX IMPACT %	CONSTANT CURRENCY BASIS†	DOMESTIC	B(W)%	INTERNATIONAL	B(W)%	FX IMPACT %	CONSTANT CURRENCY BASIS†
Revenues	$ 2,504	- %	(3)%	3 %	$ 2,021	1 %	$ 483	(5)%	(12)%	7 %
Advertising	1,226	3	(4)	7	976	6	250	(7)	(16)	9
Affiliate	1,189	(1)	(1)	-	988	(1)	201	-	(8)	8
Consumer Products, Recreation & Live Events*	89	(18)	(2)	(16)	57	(17)	32	(18)	(5)	(13)
Expenses	1,756	(3)	3	(6)						
Adjusted OI	$ 748	(6)%	(1)%	(5)%						

* Beginning Q1 2019, Media Networks revenue components previously reported as Ancillary were renamed to Consumer Products, Recreation and Live Events. Furthermore, certain components previously reported as Ancillary were reclassified to Affiliate. Prior period amounts have been recast to conform to the current presentation.
† Non-GAAP measures referenced in this release are detailed in the Supplemental Disclosures at the end of this release.

- Domestic advertising revenue rose 6% in the fiscal third quarter, driven by accelerating growth in Advanced Marketing Solutions (AMS).
- Domestic affiliate revenue declined 1%.
  - Performance driven by subscriber declines, partially offset by higher contractual rates and OTT and studio production revenues.
  - From a timing perspective, certain revenue shifted from FQ3 to FQ4.
- Viacom International Media Networks delivered strong constant currency results†:
  - International advertising revenue increased 9% driven by strong growth in Argentina and the U.K.
  - Affiliate revenue increased 8% benefitting from growth in linear, as well as SVOD and other OTT deliveries.
- Adjusted OI declined 6% impacted by marketing for current and upcoming original programming launches, as well as investments in key growth initiatives.

RETURN TO ADVERTISING GROWTH

Domestic Advertising Revenue

YOY Growth (%)


+6%
FQ4'18
FQ1'19
FQ2'19
FQ3'19
-4%
-3%
-2%

International Advertising Revenue

YOY Growth (%)


+9%
16%
-7%
Reported Revenue
Foreign Exchange Impact
Constant Currency Revenue†

viacom

MEDIA NETWORKS

5

OPERATIONAL HIGHLIGHTS

- Domestic Media networks continued to grow audience share as total portfolio share increased by 1% YOY.
  - Comedy Central delivered its ninth consecutive quarter of share growth – up 6% YOY.
  - Paramount Network earned its third straight quarter of share growth – up 11% YOY – and its largest P18-49 share gain in 5 years.
  - Viacom owned more top 20 original cable series in the quarter than any other cable family among key demos.
- Internationally, Telefe remained #1 in ratings for 19 straight months, while Channel 5, Comedy Central and Paramount Network International all grew share YOY in the quarter.
- Studio production continued to expand worldwide with premieres of *The Perfect Date* and *Trinkets* on Netflix, and season 2 of *Light as a Feather* on Hulu in July.
- In June, Viacom announced a joint venture with Tyler Perry to launch BET+, a premier subscription video-on-demand service focused on the African American audience.
- Viacom Digital Studios extended its video consumption growth, placing 7th in Tubular's Media & Entertainment ranking in June, up from 13th a year ago.
  - Video views grew 17% YOY to 5.9B and watch time increased by 85% YOY with 9.6B minutes viewed.
- Viacom's live events drew close to a million fans in the fiscal quarter, with attendance at *BETX* up, sold out shows at *JoJo Siwa's D.R.E.A.M Tour, Clusterfest*, *Slime City* and several new *Bellator* events.

LEADERSHIP IN KEY DEMOS

P2-49	P2-11	P12-17	P18-34	P18-49	African Americans
#1	#1	#1	#1	#1	#1

Source: Nielsen Media
Note: English-speaking basic cable; Live+7.



Yellowstone


DOUBLE
Shot at Love

Double Shot at Love



The Hills: New Beginnings

DELIVERED #1 HITS ACROSS BRANDS*

nick	**Ryan's Mystery Playdate** #1 with K2-5 & Top 5 with K2-11 42% of viewers new to Nick
MTV	**Double Shot at Love** #1 new reality series for young adults **The Hills: New Beginnings** #1 new reality series for P18-49
Paramount NETWORK	**Yellowstone** Cable's most-watched summer series with an average of 5M viewers

Source: Nielsen Media
*English-speaking basic cable; Live+SD for Nick and Live+7 for MTV and Paramount Network.

viacom

Monthly Active UsersIn Millions1218SPOTLIGHT ON DOMESTIC AD SALES, UPFRONT AND PLUTO TVViacom’s return to growth in domestic advertising was a milestone achievement inthe company’s evolution.DOMESTIC AD SALES• The return to growth in domestic ad sales is the result of thestrategy Viacom began executing two years ago to launchAMS and help offset secular industry declines. Organically, the company introduced Vantage, one of themost sophisticated ad targeting platforms in the industry,and built key advanced marketing partnerships withMVPDs. Viacom also made strategic acquisitions, including AwesomenessTV, WhoSay and Pluto TV.• As a result, AMS now engages customers across linear anddigital video, influencer and shopper marketing, brandedcontent and Pluto TV.• AMS continued to scale in the quarter, with revenue increasing84% YOY, more than offsetting linear headwinds and fuelingdomestic ad sales growth.UPFRONT• Viacom delivered strong Upfront results, with high-single todouble-digit price increases – the highest rate of change in overa decade – and doubled agency commitments across its digital,social and advanced advertising portfolio.• The strength of Viacom’s brands and demand for its AMSportfolio, especially Pluto TV, drove significant shifts toViacom’s premium digital video inventory.PLUTO TV• Pluto TV’s leadership in free streaming TV continues to grow,with monthly active users (MAUs) up 50% this calendar year. Pluto TV is now integrated on Comcast’s Xfinity X1 andlaunching on Cox Communications’ Contour video andbroadband platforms.• Pluto TV launched 28 new channels and continued to extend its international presence: In July, it launched Pluto TV Latino, a suite of 11 channelswith 2,000-plus hours of programming in Spanish and Portuguese. Pluto TV was also added to UK on-demand platform My5.6+50%Pluto TV Latino Channels CONTINUED ACCELERATION IN AMS Advanced Marketing Solutions RevenueYOY Growth (%)January 2019 July 2019

7

BALANCE SHEET & LIQUIDITY

Viacom continues to strengthen its balance sheet and improve free cash flow.

- At June 30, 2019, gross debt outstanding was $8.96 billion. Adjusted gross debt was $8.31 billion.
- For the nine months ended June 30, 2019, net cash provided by operating activities increased 11% to $1.1 billion.
- For the nine months ended June 30, 2019, free cash flow increased 10% to $984 million, driven by an improvement in working capital management, partially offset by higher cash taxes.

Gross Debt
$ in Millions


$10,088
-11%
$8,958
6/30/2018
6/30/2019

Adjusted Gross Debt *†
$ in Millions


$9,438
-12%
$8,308
6/30/2018
6/30/2019

YTD Net Cash Provided by Operating Activities
$ in Millions


$997
$1,103
FQ3'18
FQ3'19

YTD Free Cash Flow †
$ in Millions


$895
$984
FQ3'18
FQ3'19

* Adjusted Gross Debt reflects 50% equity credit applied by S&P and Fitch to $1.3B of hybrid securities, reducing gross debt by $650M.
† Non-GAAP measures referenced in this release are detailed in the Supplemental Disclosures at the end of this release.

viacom

ABOUT VIACOM 8 Viacom creates entertainment experiences that drive conversation and culture around the world. Through television, film, digital media, live events, merchandise and solutions, our brands connect with diverse, young and young at heart audiences in more than 180 countries. For more information about Viacom and its businesses, visit www.viacom.com. Viacom may also use social media channels to communicate with its investors and the public about the company, its brands and other matters, and those communications could be deemed to be material information. Investors and others are encouraged to review posts on Viacom’s Twitter feed (twitter.com/viacom), Facebook page (facebook.com/viacom) and LinkedIn profile (linkedin.com/company/viacom).    CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS This news release contains both historical and forward-looking statements. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements reflect our current expectations concerning future results, objectives, plans and goals, and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause future results, performance or achievements to differ. These risks, uncertainties and other factors include, among others: technological developments, alternative content offerings and their effects in our markets and on consumer behavior; competition for content, audiences, advertising and distribution in a swiftly consolidating industry; the public acceptance of our brands, programs, films and other entertainment content on the various platforms on which they are distributed; the impact on our advertising revenues of declines in linear television viewing, deficiencies in audience measurement and advertising market conditions; the potential for loss of carriage or other reduction in the distribution of our content; evolving cybersecurity and similar risks; the failure, destruction or breach of our critical satellites or facilities; content theft; increased costs for programming, films and other rights; the loss of key talent; domestic and global political, economic and/or regulatory factors affecting our businesses generally; volatility in capital markets or a decrease in our debt ratings; a potential inability to realize the anticipated goals underlying our ongoing investments in new businesses, products, services and technologies; fluctuations in our results due to the timing, mix, number and availability of our films and other programming; potential conflicts of interest arising from our ownership structure with a controlling stockholder; and other factors described in our news releases and filings with the Securities and Exchange Commission, including but not limited to our 2018 Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. The forward-looking statements included in this document are made only as of the date of this document, and we do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances. If applicable, reconciliations for any non-GAAP financial information contained in this news release are included in this news release or available on our website at ir.viacom.com.    CONTACTS PRESS Justin Dini Senior Vice President, Corporate Communications (212) 846-2724 justin.dini@viacom.com Justin Blaber Senior Director, Corporate Communications (212) 846-3139 justin.blaber@viacom.com Pranita Sookai Director, Corporate Communications (212) 846-7553 pranita.sookai@viacom.com    INVESTORS James Bombassei Senior Vice President, Investor Relations and Treasurer (212) 258-6377 james.bombassei@viacom.com Jaime Morris Vice President, Investor Relations (212) 846-5237 jaime.morris@viacom.com

VIACOM INC. CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)    Quarter Ended Nine Months Ended June 30, June 30, (in millions, except per share amounts) 2019 2018 2019 2018 Revenues $ 3,357 $ 3,237 $ 9,405 $ 9,458 Expenses: Operating 1,717 1,681 4,924 4,925 Selling, general and administrative 828 738 2,255 2,248 Depreciation and amortization 55 51 159 159 Restructuring and related costs 15 95 200 Legal settlement 40 Total expenses 2,600 2,485 7,473 7,532 Operating income 757 752 1,932 1,926 Interest expense, net (119) (138) (364) (428) Equity in net earnings of investee companies — 2 1 5 Gain on marketable securities 29 21 Gain on extinguishment of debt 18 25 Other items, net (1) (9) (13) (41) Earnings from continuing operations before provision for income taxes 666 607 1,595 1,487 Provision for income taxes (122) (93) (352) (158) Net earnings from continuing operations 544 514 1,243 1,329 Discontinued operations, net of tax 6 11 22 23 Net earnings (Viacom and noncontrolling interests) 550 525 1,265 1,352 Net earnings attributable to noncontrolling interests (6) (3) (24) (27) Net earnings attributable to Viacom $ 544 $ 522 $ 1,241 $ 1,325 Amounts attributable to Viacom:                Net earnings from continuing operations $ 538 $ 511 $ 1,219 $ 1,302 Discontinued operations, net of tax 6 11 22 23 Net earnings attributable to Viacom $ 544 $ 522 $ 1,241 $ 1,325 Basic earnings per share attributable to Viacom:                Continuing operations $ 1.33 $ 1.27 $ 3.02 $ 3.23 Discontinued operations 0.02 0.03 0.06 0.06 Net earnings $ 1.35 $ 1.30 $ 3.08 $ 3.29 Diluted earnings per share attributable to Viacom:                Continuing operations $ 1.33 $ 1.27 $ 3.02 $ 3.23 Discontinued operations 0.02 0.02 0.05 0.06 Net earnings $ 1.35 $ 1.29 $ 3.07 $ 3.29 Weighted average number of common shares outstanding:                Basic 403.5 402.8 403.3 402.6 Diluted 404.0 403.3 403.7 402.9

VIACOM INC. CONSOLIDATED BALANCE SHEETS (Unaudited)    (in millions, except par value), June 30,, September 30, , 2019, 2018, ASSETS, Current assets:, Cash and cash equivalents, $, 722, $ 1,557 Receivables, net, , 3,386, 3,141 Inventory, net, , 819, , 896 Prepaid and other assets, , 515, , 482 Total current assets, , 5,442, 6,076 Property and equipment, net, , 891, , 919 Inventory, net, , 3,963, 3,848 Goodwill, , 11,886, 11,609 Intangibles, net, , 328, , 313 Other assets, , 1,138, 1,018 Total assets, $, 23,648, $ 23,783 LIABILITIES AND EQUITY, Current liabilities:, Accounts payable, $, 441, $, 433 Accrued expenses, , 837, , 848 Participants’ share and residuals, , 711, , 719 Program obligations, , 730, , 662 Deferred revenue, , 474, , 398 Current portion of debt, , 320, , 567 Other liabilities, , 490, , 427 Total current liabilities, , 4,003, 4,054 Noncurrent portion of debt, , 8,638, 9,515 Participants’ share and residuals, , 430, , 523 Program obligations, , 335, , 498 Deferred tax liabilities, net, , 318, , 296 Other liabilities, , 1,191, 1,186 Redeemable noncontrolling interest, , 250, , 246 Commitments and contingencies, Viacom stockholders’ equity:, Class A common stock, par value $0.001, 375.0 authorized; 49.4 and 49.4, , —, , — outstanding, respectively, Class B common stock, par value $0.001, 5,000.0 authorized; 354.3 and 353.7, — outstanding, respectively, Additional paid-in capital, , 10,157, 10,145 Treasury stock, 392.5 and 393.1 common shares held in treasury, respectively, (20,541), (20,562) Retained earnings, , 19,656, 18,561 Accumulated other comprehensive loss, , (832), , (737) Total Viacom stockholders’ equity, , 8,440, 7,407 Noncontrolling interests, , 43, , 58 Total equity, , 8,483, 7,465 Total liabilities and equity, $, 23,648, $ 23,783

VIACOM INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)    , , June 30,, (in millions), 2019, , , 2018 OPERATING ACTIVITIES, Net earnings (Viacom and noncontrolling interests), $ 1,265, $, 1,352 Discontinued operations, net of tax, , (22), , (23) Net earnings from continuing operations, 1,243, , 1,329 Reconciling items:, Depreciation and amortization, , 159, , 159 Feature film and program amortization, 3,234, , 3,402 Equity-based compensation, , 41, , 45 Deferred income taxes, , 36, , 27 Gain on marketable securities, , (21), , — Operating assets and liabilities, net of acquisitions:, Receivables, , (232), , (211) Production and programming, (3,320), , (3,373) Accounts payable and other current liabilities, , 7, , (384) Other, net, , (44), , 3 Net cash provided by operating activities, 1,103, , 997 INVESTING ACTIVITIES, Acquisitions and investments, net, , (396), , (90) Capital expenditures, , (119), , (102) Proceeds received from asset sales, , 5, , 57 Grantor trust proceeds, , 4, , 7 Net cash used in investing activities, , (506), , (128) FINANCING ACTIVITIES, Debt repayments, (1,100), , (1,000) Dividends paid, , (242), , (241) Exercise of stock options, , —, , 2 Other, net, , (87), , (70) Net cash used in financing activities, (1,429), , (1,309) Effect of exchange rate changes on cash and cash equivalents, , (3), , (20) Net change in cash and cash equivalents, , (835), , (460) Cash and cash equivalents at beginning of period, 1,557, , 1,389 Cash and cash equivalents at end of period, $, 722, $, 929

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES

We utilize certain financial measures that are not in accordance with accounting principles generally accepted in the United States of America ("GAAP"), including consolidated adjusted operating income, adjusted earnings from continuing operations before provision for income taxes, adjusted provision for income taxes, adjusted net earnings from continuing operations attributable to Viacom and adjusted diluted earnings per share ("EPS") from continuing operations, to evaluate our actual operating performance and for planning and forecasting of future periods.

We also utilize free cash flow, which is a non-GAAP financial measure, because we believe the use of this measure provides investors with an important perspective on our liquidity, including our ability to service debt and make investments in our business.

In addition, because foreign currency headwinds can be significant and unpredictable and are outside of our control, we provide certain financial information on a constant currency basis, excluding the impact of currency fluctuations, in order to provide a clearer view of our operating performance. This information compares results between periods as if exchange rates had remained constant period-over-period. We calculate this information by converting current-period local currency results using prior-year period average foreign currency exchange rates.

We believe that each of these adjusted measures provides relevant and useful information for investors because they clarify our actual operating performance, make it easier to compare our results with those of other companies, facilitate period-to-period comparisons of our business performance and allow investors to review performance in the same way as our management. Since these are not measures of performance calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, operating income, earnings from continuing operations before provision for income taxes, provision for income taxes, net earnings from continuing operations attributable to Viacom, diluted EPS from continuing operations and net cash provided by operating activities as indicators of operating performance and they may not be comparable to similarly titled measures employed by other companies.

The following tables reconcile our results of operations reported in accordance with GAAP for the quarter and nine months ended June 30, 2019 and 2018 to adjusted results that exclude the impact of certain items identified as affecting comparability (non-GAAP).

(in millions, except per share amounts)

	Quarter Ended June 30, 2019				
	Operating Income	Earnings from Continuing Operations Before Provision for Income Taxes	Provision for Income Taxes [1]	Net Earnings from Continuing Operations Attributable to Viacom	Diluted EPS from Continuing Operations
Reported results (GAAP)	$ 757	$ 666	$ 122	$ 538	$ 1.33
Factors Affecting Comparability:					
Gain on marketable securities [2]	—	(29)	(7)	(22)	(0.05)
Discrete tax benefit [3]	—	—	32	(32)	(0.08)
Adjusted results (Non-GAAP)	$ 757	$ 637	$ 147	$ 484	$ 1.20

(in millions, except per share amounts)

	Nine Months Ended June 30, 2019				
	Operating Income	Earnings from Continuing Operations Before Provision for Income Taxes	Provision for Income Taxes [1]	Net Earnings from Continuing Operations Attributable to Viacom	Diluted EPS from Continuing Operations
Reported results (GAAP)	$ 1,932	$ 1,595	$ 352	$ 1,219	$ 3.02
Factors Affecting Comparability:					
Restructuring, related costs and programming charges [4]	172	172	40	132	0.32
Legal settlement [5]	40	40	9	31	0.08
Gain on extinguishment of debt [6]	—	(18)	(4)	(14)	(0.03)
Gain on marketable securities [2]	—	(21)	(5)	(16)	(0.04)
Discrete tax benefit [3]	—	—	32	(32)	(0.08)
Adjusted results (Non-GAAP)	$ 2,144	$ 1,768	$ 424	$ 1,320	$ 3.27

(in millions, except per share amounts)

	Quarter Ended June 30, 2018				
	Operating Income	Earnings from Continuing Operations Before Provision for Income Taxes	Provision for Income Taxes [(1)]	Net Earnings from Continuing Operations Attributable to Viacom	Diluted EPS from Continuing Operations
Reported results (GAAP)	$ 752	$ 607	$ 93	$ 511	$ 1.27
Factors Affecting Comparability:					
Restructuring and related costs [(4)]	15	15	4	11	0.03
Discrete tax benefit [(3)]	—	—	47	(47)	(0.12)
Adjusted results (Non-GAAP)	$ 767	$ 622	$ 144	$ 475	$ 1.18

(in millions, except per share amounts)

	Nine Months Ended June 30, 2018				
	Operating Income	Earnings from Continuing Operations Before Provision for Income Taxes	Provision for Income Taxes [(1)]	Net Earnings from Continuing Operations Attributable to Viacom	Diluted EPS from Continuing Operations
Reported results (GAAP)	$ 1,926	$ 1,487	$ 158	$ 1,302	$ 3.23
Factors Affecting Comparability:					
Restructuring and related costs [(4)]	200	200	48	152	0.38
Gain on extinguishment of debt [(6)]	—	(25)	(6)	(19)	(0.05)
Gain on asset sale [(7)]	—	(16)	—	(16)	(0.04)
Investment impairment [(8)]	—	46	10	36	0.09
Discrete tax benefit [(3)]	—	—	196	(196)	(0.49)
Adjusted results (Non-GAAP)	$ 2,126	$ 1,692	$ 406	$ 1,259	$ 3.12

(1) The tax impact has been calculated by applying the tax rates applicable to the adjustments presented.

(2) Pursuant to our adoption of Accounting Standards Update 2016-01, which requires the changes in fair value measurement of marketable securities to be recognized in the Consolidated Statements of Earnings, we recorded a non-operating gain on marketable securities of $29 million and $21 million in the quarter and nine months ended June 30, 2019, respectively, in the Consolidated Statements of Earnings.

(3) The net discrete tax benefit in the quarter and nine months ended June 30, 2019 was principally related to the tax benefit triggered by the bankruptcy of an investee.

The net discrete tax benefit in the quarter ended June 30, 2018 was principally related to a tax accounting method change granted by the Internal Revenue Service and the release of tax reserves with respect to certain effectively settled tax positions. In addition to the items in the quarter, the net discrete tax benefit in the nine months ended June 30, 2018 was principally related to tax reform, as well as the measurement of the deferred tax balances from the retroactive reenactment of legislation allowing for accelerated tax deductions on certain qualified film and television productions.

(4) During fiscal 2018, we launched a program of cost transformation initiatives to improve our margins. We recognized pre-tax charges of $172 million in the nine months ended June 30, 2019, associated with continuing initiatives primarily related to recent management changes and reorganization at *Media Networks*, comprised of $95 million of restructuring and related costs and $77 million of programming charges. The programming charges resulted from decisions by management newly in place, as part of our 2018 restructuring activities, to cease the use of certain programming, and are included within *Operating expenses* in the Consolidated Statements of Earnings.

We recognized restructuring and related costs of $15 million and $200 million in the quarter and nine months ended June 30, 2018, respectively, resulting from the program of cost transformation initiatives described above.

(5) An expense of $40 million was recognized in connection with the settlement of a commercial dispute in the quarter ended March 31, 2019.

(6) We redeemed senior notes and debentures totaling $1.128 billion in the nine months ended June 30, 2019. As a result, we recognized a pre-tax extinguishment gain of $18 million in the Consolidated Statements of Earnings.

We redeemed senior notes and debentures totaling $1.039 billion in the nine months ended June 30, 2018. As a result of these transactions, we recognized a pre-tax extinguishment gain of $25 million in the Consolidated Statements of Earnings.

(7) We completed the sale of a 1% equity interest in Viacom18 to our joint venture partner for $20 million, resulting in a gain of $16 million in the nine months ended June 30, 2018, included within *Other items, net* in the Consolidated Statements of Earnings.

(8) We recognized a $46 million impairment loss in the nine months ended June 30, 2018, included within *Other items, net* in the Consolidated Statements of Earnings, in connection with the write off of certain cost method investments.

The following table reconciles our net cash provided by operating activities (GAAP) for the quarter and nine months ended June 30, 2019 and 2018 to free cash flow (non-GAAP). We define free cash flow as net cash provided by operating activities minus capital expenditures.    Reconciliation of net cash provided by operating activities, Quarter Ended, Better/, , Nine Months Ended, , Better/ to free cash flow, , June 30, (Worse), , June 30, (Worse) (in millions), 2019, 2018, $, 2019, 2018, , $ Net cash provided by operating activities (GAAP), $, 384, $, 698, $, (314), $, 1,103, $, 997, $, 106 Capital expenditures, , (42), , (38), , (4), , (119), , (102), , (17) Free cash flow (Non-GAAP), $, 342, $, 660, $, (318), $, 984, $, 895, $, 89